UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2020
____________________________________________________________________________
SI-BONE, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2020, the Compensation Committee of the Board of Directors of SI-BONE, Inc. adopted the SI-BONE, Inc. Severance Benefit Plan (the “Plan”), and form of Participation Agreement for use with the Plan, pursuant to which participants in the Plan will receive severance benefits if SI-BONE terminates the participant’s employment with SI-BONE without “cause” or the participant resigns his or her employment for “good reason” within three months prior to, or within 12 months following, a “change in control” of SI-BONE (as such terms are defined in the Plan). In addition, SI-BONE’s Chief Executive Officer, Jeffrey Dunn, will receive benefits under the Plan if the closing of a “change in control” occurs and he agrees to provide transition services to SI-BONE on a full-time basis for up to six months following the “change in control.” Participants in the Plan are those employees of SI-BONE that have been designated as participants by the Board of Directors or Compensation Committee as participants in the Plan and who have signed a Participation Agreement. All of SI-BONE’s executive officers have been designated as participants in the Plan.

Severance payments to executive officers in connection with a change in control are as follows: (1) a lump sum cash payment equal to 12 months base salary (24 months in the case of Mr. Dunn), a lump sum cash payment of the then current annual target cash bonus (1.5 times annual target cash bonus in the case of Mr. Dunn), COBRA coverage for 12 months (24 months in the case of Mr. Dunn), full acceleration of vesting of all equity awards, and extension of the post-termination exercise period to two years (or the closing of the change in control if provided in the equity award or change in control agreement).

In addition, in the event SI-BONE terminates the employment of an executive officer without cause other than within three months prior to or 12 months following a change in control, the executive officer will receive severance payments as follows: (1) a lump sum cash payment equal to 12 months base salary, and COBRA coverage for 12 months.

To obtain benefits under the Plan the participant must sign and deliver to SI-BONE a release of liability in favor of SI-BONE.

The description of the Plan and Participation Agreement set forth above is not complete and is qualified by reference to the Plan and form of Participation Agreement attached as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	SI-BONE, Inc. Severance Benefit Plan and Form of Participation Agreement
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Date:	July 17, 2020	By:	/s/ Laura A. Francis
Laura A. Francis
Chief Operating Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)